Exhibit – 99.1 Spring 2019 Randall C. Stuewe, Chairman and CEO Brad Phillips, EVP Chief Financial Officer Melissa A. Gaither, VP IR and Global Communications

2 Safe Harbor Statement This presentation contains “forward-looking” statements that are subject to risks and uncertainties that could cause the actual results of Darling Ingredients Inc. (the “Company”) to differ materially from those expressed or implied in the statements. Statements that are not statements of historical facts are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “estimate,” “project,” “planned,” “contemplate,” “potential,” “possible,” “proposed,” “intend,” “believe,” “anticipate,” “expect,” “may,” “will,” “would,” “should,” “could” and similar expressions are intended to identify forward- looking statements. Forward-looking statements are based on the Company’s current expectations and assumptions regarding its business, the economy and other future conditions. The Company cautions readers that any such forward-looking statements it makes are not guarantees of future performance and that actual results may differ materially from anticipated results or expectations expressed in its forward-looking statements as a result of a variety of factors, including many that are beyond the Company’s control. These factors include, among others, existing and unknown future limitations on the ability of the Company's direct and indirect subsidiaries to make their cash flow available to the Company for payments on the Company's indebtedness or other purposes; global demands for bio-fuels and grain and oilseed commodities, which have exhibited volatility, and can impact the cost of feed for cattle, hogs and poultry, thus affecting available rendering feedstock and selling prices for the Company’s products; reductions in raw material volumes available to the Company due to weak margins in the meat production industry as a result of higher feed costs, reduced consumer demand or other factors, reduced volume from food service establishments, or otherwise; reduced demand for animal feed; reduced finished product prices, including a decline in fat and used cooking oil finished product prices; changes to worldwide government policies relating to renewable fuels and greenhouse gas(“GHG”) emissions that adversely affect programs like the U.S. government’s renewable fuel standard, low carbon fuel standards (“LCFS”) and tax credits for biofuels both in the Unites States and abroad; possible product recall resulting from developments relating to the discovery of unauthorized adulterations to food or food additives; the occurrence of 2009 H1N1 flu (initially known as “Swine Flu”), Highly pathogenic strains of avian influenza (collectively known as “Bird Flu”), severe acute respiratory syndrome (“SARS”), bovine spongiform encephalopathy (or "BSE"), porcine epidemic diarrhea ("PED") or other diseases associated with animal origin in the United States or elsewhere, such as the recent African Swine Fever (“ASF”) outbreak in China; unanticipated costs and/or reductions in raw material volumes related to the Company’s compliance with the existing or unforeseen new U.S. or foreign (including, without limitation, China) regulations (including new or modified animal feed, Bird Flu, SARS, PED, BSE or ASF or similar or unanticipated regulations) affecting the industries in which the Company operates or its value added products; risks associated with the DGD Joint Venture, including possible unanticipated operating disruptions and issues relating to the announced expansion project; risks and uncertainties relating to international sales and operations, including imposition of tariffs, quotas, trade barriers and other trade protections imposed by foreign countries; difficulties or a significant disruption in our information systems or failure to implement new systems and software successfully, including our ongoing enterprise resource planning project; risks relating to possible third party claims of intellectual property infringement; increased contributions to the Company’s pension and benefit plans, including multiemployer and employer-sponsored defined benefit pension plans as required by legislation, regulation or other applicable U.S. or foreign law or resulting from a U.S. mass withdrawal event; bad debt write-offs; loss of or failure to obtain necessary permits and registrations; continued or escalated conflict in the Middle East, North Korea, Ukraine or elsewhere; uncertainty regarding the likely exit of the U.K. from the European Union; and/or unfavorable export or import markets. These factors, coupled with volatile prices for natural gas and diesel fuel, climate conditions, currency exchange fluctuations, general performance of the U.S. and global economies, disturbances in world financial, credit, commodities and stock markets, and any decline in consumer confidence and discretionary spending, including the inability of consumers and companies to obtain credit due to lack of liquidity in the financial markets, among others, could cause actual results to vary materially from the forward-looking statements included in this presentation or negatively impact the Company's results of operations. Among other things, future profitability may be affected by the Company’s ability to grow its business, which faces competition from companies that may have substantially greater resources than the Company. The Company’s announced share repurchase program may be suspended or discontinued at any time and purchases of shares under the program are subject to market conditions and other factors, which are likely to change from time to time. Other risks and uncertainties regarding Darling Ingredients Inc., its business and the industries in which it operates are referenced from time to time in the Company’s filings with the Securities and Exchange Commission. Darling Ingredients Inc. is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

3 Who is Darling Ingredients For over 135 years we have led our industry…. 1882 Founded by Ira Darling in Chicago, as a solution to beef Today, we are the world’s largest processor of slaughtered stockyards growth animal by-products transforming them into value-added ingredients and solutions to feed and fuel the world

We operate a diverse global platform 4 HQ Irving, Texas 135+ years in business DAR (NYSE) $3.4 billion 200+ locations worldwide Publicly traded 2018 sales since 1994 15 countries revenue 5 continents Industries served: ~10,000 employees Pharma, food, animal feed, pet food, bioenergy, fuel, fertilizer, aquaculture

5 Producing a wide array of products…… that touches the lives of families around the world… Animal feed ingredients every day! Providing solutions to feed and fuel a growing world

6 Closing the loops with sustainable solutions Darling is active Livestock in each market... Food, Pharma Suppliers & Health Markets Meat Feed, Pet Foods Processors & Aquaculture Food Biofuels & production Green Energy Food service Specialty industry ...adding value Markets and safeguarding the food chain.

7 Growing rapidly for the last 16 years….. Over 200 locations on 5 continents 2003 2006 2007 2010 2013 2014 2015 2016-18 2018 • New CEO Acquired Listed on Griffin Industries • Diamond Acquired Name change: 13 new DGD Randall National NYSE: acquisition fills Green Diesel Vion Darling processing Phase 2 Stuewe By-Products DAR USA footprint a game changer Ingredients: Ingredients plants expansion • Russell (USA growth) • Rothsay acquired: sets global stage constructed to 275 mm 2000 Index Canadian presence or acquired gallons Feed + Fertilizer + Biofuel + Food & Pharma

Supported by our basic belief…… 8 As populations grow, countries’ wealth increase, people eat better and that generally includes center of the plate protein From fish ……. to chicken ……… to pork & beef

And we see this trend continuing…… 9 Despite Meatless Mondays and plant-based protein alternatives, in 2018, Americans hit an all-time high in meat consumption, ~270.7 pounds/person/year. Though per capita consumption will rise slower (up 3% thru 2030), the world’s total meat consumption will increase 15% due to growing population1. Meat production is growing approximately 2% each year 1 Organization for Economic Cooperation and Development (OECD), and UN Food and Agriculture Organization (FAO) (Photo: Business Wire)

…and Darling will play a significant role in 10 feeding and fueling the world Meat production expected to increase from 218 million MT in 1997-1999, to 376 million MT by 2030 Russia China 1.3 m MT 6.6 m MT Europe 3.3 m MT 8.1 m MT 4.9 m MT 48.5 m MT North America 25.6 m MT 12.6 m MT 15.7 m MT 13.8 m MT 15.7 m MT 24.5 m MT India 4.3 m MT 269.5 million MTs of Consumer Meat 0.0 m MT 179.6 million MT BY-PRODUCTS 5.1 m MT Meat Produced (edible vs by-product) USDA Meat Production Data 2019 Other (in million MTs) 5.7 m MT South America Asia/Australia 1.5 m MT 5.6 m MT 6.7 m MT 15.1 m MT 5.6 m MT 8.3 m MT 17.5 m MT 13.2 m MT Regions with Darling facilities *all figures are in millions Metric Tons 1 MT = 1.1 US ton Source: USDA Meat Production SOURCE: USDA

So how do you think about our business? 11 Darling is in the protein and fat recovery business

12 Even simplifying it more…….. Proteins Fats are sold as sustainable ingredients Collagen Proteins Bioenergy Segmented for reporting into FOOD FEED FUEL

Driving our strategy of….. 13 Providing natural and sustainable solutions for feeding and fueling a growing population Accomplished through Building Acquiring Developing New Grapeland, TX poultry plant TripleT acquisition, Springdale, AR animal-based ingredient businesses across the globe

14 And reported as segments…. $1 billion FOOD company $2 billion FEED company $635 million FUEL company FOOD FEED FUEL* Tons: 1.11 million MT Tons: 8.60 million MT Tons: 1.82 million MT EBITDA: $131.3 5-year avg. EBITDA: $308.1 5-year avg. EBITDA: $148.4 5-year avg. Sector Developments: Sector Developments: Sector Developments: 2018– 5 feed plants built/ • 2018/2019– Expansion of • • 2018– new green energy plant expanded: USA(4) & Germany collagen/peptide product line Phase 1 (Belgium); – New organic fertilizer plant nd • 2019– 4 food facilities under – 2 DGD renewable diesel constructed (USA) construction or expansion: expansion (USA) – 3 feed plants acquired: Brazil (2), France, Belgium • 2019– green energy plant USA(2) & Poland Phase 2 (Belgium); • 2019– 2 new poultry plants (USA) – 3rd DGD expansion underway Note: 2018 revenues and processed amounts of raw material for all segments Fuel segment includes DGD Entity EBITDA averages in $ millions *includes Diamond Green Diesel revenues, tons and EBITDA

Creating strong financial performance & predictable margins from our core segments $600.0 1.35 1.32 $443.3 1.30 $500.0 10,805.0 $512.6 $445.0 $420.8 10,546.2 1.25 10,239.3 $431.4 $400.0 1.20 9,693.7 $300.0 1.18 1.15 8,973.5 1.13 1.10 $200.0 1.108 1.106 1.05 Adjusted EBITDA EBITDA $millionsAdjusted $100.0 1.00 EUR/USD Average Exchange Rates Exchange Average EUR/USD $- 0.95 2014 2015 2016 2017 2018 Raw Material AdjustedEBITDA EURUSDEUR/USD (Metric Tons, thousands) EBITDA DAR Avg. Exchange Rate • Diverse portfolio • Spread managed • One stop shop to slaughter industry Source: The Jacobsen Index • CAPEX focused on feedstock for future

However, we see a world in transition 16 8.5 billion humans to feed by 2030 with dwindling resources to provide for them Clean water Safe Clean Food & Clean Energy air Feed And we believe Darling has an obligation to develop solutions

No matter your view of HOW or WHY, 17 Climate Change is clearly happening There is no single answer – we all must do our part. Darling is well positioned to provide sustainable solutions for our growing world.

18

In 2013, Darling Ingredients and Valero Energy joined forces to create Diamond Green Diesel

DARLING INGREDIENTS INC. + Valero®

Leading green feedstock supplier

- Darling (NYSE: DAR) collects and transforms all aspects of animal by-product streams into useable and specialty ingredients
- **Processes ~10% of world's meat by**-products into a diverse portfolio of fats and proteins
- Global presence

Leading green fuel producer

- Valero (NYSE: VLO) an international manufacturer and marketer of transportation fuels & petrochemical products
- 15 refineries with a combined throughput capacity of ~3.1 million barrels per day
- 14 ethanol plants with a combined production capacity of 1.73 billion gallons per year

February 2011 — Approved a 160 MM gallons per year project

June 2013 — First renewable diesel production

August 2018 — Expansion completed for a total of 275 MM gallons per year capacity

November 2018 — Approved capacity expansion to total 675 MM gallons per year in late 2021

NORTH AMERICA'S LARGEST RENEWABLE DIESEL PLANT, ADJACENT TO VALERO'S ST. CHARLES, LA REFINERY

19 Creating a solution to help with clean air and clean energy Diamond Green Diesel was originally conceived to fill the mandated volumes driven by the Renewable Fuel Standard RENEWABLE DIESEL (RD) • RD is a drop-in fuel • RD has same chemical properties as petro-diesel, with biofuel advantages • RD has no cold-flow or algae growth issues • RD has higher cetane index, burning more completely, and even cleaner than biodiesel • RD is pipeline ready DGD IS THE ONLY VERTICALLY INTEGRATED PRODUCER OF RENEWABLE DIESEL IN THE WORLD

20 A successful partnership of Ag and Oil…… Diamond Green Diesel (50% Joint Venture) US$ (millions) 2014 2015 2016 2017 2018 Q1Q1 US$ (millions) 2014 2015 2016 2017 2018 20192019 EBITDA (Entity) $163.3 $177.0 $174.4 * $246.8 $187.6 $59.7 EBITDA (Darling's share) 81.6 88.5 87.2 * 123.4 93.8 29.8 Gallons Produced 127.3 158.8 158.1 161.3 160.3 67.6 Gallons Sold 126.2 156.6 161.0 160.4 157.4 71.1 *Includes 2017 retroactive blenders tax credit of $160.4 million that was approved in February 2018 and recorded in Q1 2018

But…. renewable fuel is not solely supported by 21 government mandated programs… RD originally received support from programs intended …and then through agreements & programs, to help agriculture and ensure energy security… focused on combatting climate change… Renewable Fuel Standard Volumes by Year Number of Countries with (Billions of Gallons) Renewable Energy Transport • RFS 2 (USA) Regulations 30.0 80 • Paris 20.0 Climate Accord 60 66 countries 10.0 • LCFS 40 0.0 • RED II 20 0 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Conventional Advanced 2004 …and while consumer awareness and access to availability are currently lacking, the future use of renewable diesel will also be underpinned by a number of growing consumer trends. % Americans Believe Climate Change % Consumers Would Buy a Product Ways Americans Believe Companies is a Problem with a Social or Environmental Should Address Climate Change Benefit if Given the Opportunity Reduce Energy Use or Emmissions 64% 62% 87% Create New Products Better for the 57% Environment Sources: EPA, REN21 Policy Database, 2018 Cone/Porter Novelli Climate Change Snapshot

Renewable Fuel Mandates helped drive initial demand 22 State (USA) Global Low Carbon Fuel Standard - LCFS • 66 countries have adopted mandates or target goals to reduce emissions • Low Carbon Fuel Standard mandate was enacted in • British Columbia, European Union and United Kingdom have 2007 by the California Air Resources Board (CARB) adopted similar programs • CARB has adopted regulations to extend LCFS from 2020 to 2030 with a Carbon Intensity (CI) reduction goal • Sweden implemented a 19.3% GHG reduction mandate of 7.5% in 2020, increasing to 20% in 2030 for diesel fuel in 2018, with the target increasing to 21% by 2020 National (USA) Renewable Fuel Standard - RFS • RFS is a federal mandate aimed toward reducing the nation’s use of traditional petroleum based fuels by increasing the use of renewable fuels • The 2019 renewable fuel volume requirement is 19.9 billion gallons Source: https://www.epa.gov/renewable-fuel-standard-program/final-renewable-fuel-standards-2019-and-biomass-based-diesel-volume

Low carbon biofuels help lower GHG emissions 23 from tail pipes = Cleaner air California has led the charge on reducing GHG emissions (2007: LCFS) – Low carbon fuels are mandated to replace increasing percentages of petroleum-based diesel fuel. Low carbon fuels from animal fats and used cooking oils are a GHG-REDUCTION SOLUTION • Up to 85% reduction in GHG emissions • Clean burning, no power efficiency loss • Meets Low Carbon Fuel Standards DARLING INGREDIENTS HAS BEEN PRODUCING BIOFUELS SINCE 1990s, BEFORE THERE WERE TAX INCENTIVES OR MANDATES

And yet we are in the early stages of demand for RD 24 California Average Carbon Reduction Mandate – State of CA Carbon Price $/MT Spot price 25.00% April 24, 2019 $192.10 20.00% 20.00% 18.75% $168.29 17.30% 16.25% 15.00% 15.00% $100.33 13.75% 12.50% 11.25% $100.33 10.00% 10.00% 8.80% 7.50% $52.11 6.30% 5.00% 5.00% 3.50% 2.00% 1.00% 0.00% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 Source: California Air Resources Board (CASB); The Jacobsen

25 Renewable Diesel is the solution the world recognizes Renewable Diesel is produced from animal fats/used cooking oils and reduces GHG emissions by up to 85% 20 WORLD BIOMASS BASED DIESEL USAGE (Biodiesel & Renewable Diesel) (billions of annual gallons) 15 2.252 3.097 3.832 10 1.862 z 11.741 11.343 11.448 5 9.688 0 2018 2020 2025 2030 Biodiesel Renewable Diesel Source: LMC International DARLING INGREDIENTS HAS BEEN PRODUCING BIOFUELS SINCE THE 1990s BEFORE THERE WERE TAX INCENTIVES OR MANDATES

The world will also produce renewable diesel… 26 but this is positive for Darling’s core business 1 3 180,000 MT 620,000 MT capacity capacity 1 1,000,000 MT capacity 1 500,000 MT capacity 1 4 20,000 MT 1,455,000 MT 2 capacity capacity 240,000 MT capacity 1 1,000,000 MT capacity 1 1 230,000 MT 400,000 MT capacity capacity 1 1,160,000 MT capacity *NOTE: Number inside fuel pump is number of renewable diesel facilities in that country Source: Greenea.com

Darling is the leading processor of 27 low CI feedstocks in the world… 93% Production Volumes (MTs) 1,600,000 1,505,997 1,342,071 1,385,902 1,400,000 1,284,854 344,569 1,200,000 313,956 316,882 315,717 1,000,000 800,000 z (UCO) Oil Cooking Used Metric Tons Metric 600,000 1,161,428 967,972 1,026,354 1,071,946 % of Darling’s fats going to biofuel 400,000 200,000 0 2015 2016 2017 2018 Animal Fats UCO Animal Fats Animal 49%

28 Providing DAR a unique opportunity to grow… • Super Diamond expansion underway • 675 million total annual gallons renewable diesel Start up late 2021 • Parallel 400 million gallon plant • Super Diamond estimated expansion costs of $1.1 billion for entire project includes: - expansion on 28-acre site - improved logistics capability - additional rail + water access (more feedstock sourcing flexibility) Existing 275 mln gal facility - renewable Naphtha plant (60 million gallons)

With an attractive historical margin structure 29 ➢ 5 year average EBITDA per gallon is 60 $1.26 with Blenders Tax Credit (BTC) included in years 2014-2017 ➢ Capture greater % of LCFS market ➢ Lowering CI scores ➢ Renewable Naphtha to Low CI Markets ➢ Reduced per gallon operating expenses SOURCE: Company financials

So how do we see the future? 30 Looking back helps us look to the future… Darling Core Historical Proforma Adjusted EBITDA DGD Historical Adjusted EBITDA Darling’s Share $600.0 300 $200.0 300 $512.6 $180.0 $172.5 $500.0 275 250 275 250 Gallonssold (millions) $445.0 $455.9 $427.5 $160.0 projected $420.8 projected Gallonssold (millions) $8.7 $140.0 2019 $400.0 2019 200 $78.7 200 161.0 $418.8 $123.4 156.6 160.4 $120.0 156.6 161.0 $300.0 126.1 150 157.4 $100.0 $87.2 160.4 157.4 150 $81.6 $88.5 $80.0 $93.8 $200.0 $418.8 100 126.1 100 $60.0 $93.8 $40.0 $100.0 50 50 $20.0 $- 0 $- 0 2014 2015 2016 2017 2018 2019 2014 2015 2016 2017 2018 2019 Source: Company 10-K Consolidated Proforma Adjusted EBITDA  Actual PF Adj. EBITDA $700.0 300  50% of DGD $594.2 $600.0 Gallonssold (millions)  $600.0 $579.3 275 No FX Normalized $532.3 250 $509.3 $87.4 projected  2017 BTC moved to 2017 $500.0 $512.6 2019 200 Actuals vs 2018 161.0 160.4  $400.0 156.6 2018 additional EBITDA 126.1 157.4 150 shown if 2018 retroactive $300.0 BTC occurs 100 $200.0 50 $100.0 Gallons of Renewable Diesel sold (millions) $- 0 2014 2015 2016 2017 2018 2019

What do we see in our future? 31 Super Diamond will transform and revalue DAR Estimated Consolidated Proforma $1,000 $900 $876 $800 $700 $624 $600 $624 $624 $600 87.4 $500 $876.0 $400 • Assumes 5 year avg. EBITDA for Core $300 $624.0 $624.0 $624.0 512.6 • Assumes 275 mm gallons per year $200 @$1.26/gallon $100 • Assumes 675mm gallons for 2022 $0 • DGD will be debt free 2018 2019 2020 2021 2022 • Potential investment in Sweden Note: 2018 $87.4 is potential BTC if enacted Darling is well positioned to provide sustainable solutions for our growing world.

32 Did you know that Darling… Processes Returns Removes 10% CO2 10 bln equivalent of animal gallons of byproducts 450,000 water to worldwide environment cars from road (from DGD production) Produces Provides Avoids 3.3 bln ~12,000 5.4 mln pounds of homes Metric tons of low CI with green CO2 emissions feedstock electricity (in No. America alone) for biofuel (Belgium & (2018) The Netherlands) Source: Company’s information, as soon to be reported in Corporate Social Responsibility

Darling Ingredients… 33 A company focused on innovation Sustainable natural ingredients For the Providing people Insect Collagen solutions to Proteins Peptides feed and fuel a growing For the planet population For the Digitization Renewable planet & Diesel Automation

• Each day, we invest in a greener future. Touching • A cleaner world. your life every day • Healthier people and animals. • A profitable future. Feeding and fueling a growing population